Exhibit 10.1

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 17, 2022 (this “Amendment”), among Construction Partners, Inc., a Delaware corporation (“Construction Partners”); Wiregrass Construction Company, Inc., an Alabama corporation (“Wiregrass Construction”); FSC II, LLC, a North Carolina limited liability company (“FSC”); C. W. Roberts Contracting, Incorporated, a Florida corporation (“Roberts Contracting”), King Asphalt, Inc., a South Carolina corporation (“King Asphalt”) and The Scruggs Company, a Georgia corporation (“Scruggs”, and, collectively with Construction Partners, Wiregrass Construction, FSC, Roberts Contracting and King Asphalt, the “Borrowers”, and each, individually, a “Borrower”), the Lenders party hereto, and PNC Bank National Association (“PNC”), as Administrative Agent and Issuing Lender.
A.    Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of June 30, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrowers, the Lenders parties thereto from time to time, and PNC as Administrative Agent and Issuing Lender. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
B.    The Company has requested certain amendments to the mandatory prepayment provisions of Section 5.3(a) of the Credit Agreement.
C.    The Administrative Agent and the Lenders party hereto are willing to amend the Credit Agreement as set forth herein, subject to the terms and conditions hereof.
NOW, THEREFORE, the parties hereby agree as follows:
1.    Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)    Section 5.3(a) Mandatory Prepayments is restated in its entirety, so that as amended it reads as follows:
“If any Borrower or any of their Subsidiaries Disposes of any property or assets (other than inventory in the ordinary course of business), the Borrowers shall prepay on or prior to the date which is five (5) Business Days after the date of such receipt, an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds upon receipt thereof by such Person (such prepayments to be applied as set forth in clauses (e) and (f) below); provided, however, that so long as no Default or Event of Default exists, (i) the Borrowers and their Subsidiaries may receive up to $10,000,000 in the aggregate of such Net Cash Proceeds in any Fiscal Year without making the prepayment described in this Section 5.3(a), and (ii) any Borrower or Subsidiary may reinvest all or any portion of the Net Cash Proceeds received by such Person from any such Disposition in fixed capital or operating assets, including real property (which reinvested amount shall not count against the $10,000,000 threshold set forth in clause (i) above), so long as (A) if any of the property or assets Disposed of constitute Collateral, the reinvestment must be in fixed capital or operating investments that also constitute Collateral and the Administrative Agent must have a perfected Lien in such assets, (B) within 180 days after receipt of such Net Cash Proceeds, such reinvestment shall have been consummated (or a definitive agreement to so reinvest shall have been executed), and (C) if a definitive agreement to so reinvest has been executed within such 180-day period, then such reinvestment shall have been consummated within 180 days after the entering into of such definitive agreement; and provided further that any Net Cash Proceeds not subject to such definitive agreement or so reinvested shall be, upon the conclusion of the applicable 180-day period, immediately applied to the prepayment of the Loans as set forth in this Section 5.3(a).”
(b)    Section 8.3(f) Notices is restated in its entirety, so that as amended it reads as follows:
“of the (i) occurrence of any Disposition of property or assets for which the Borrowers are required to make a mandatory repayment pursuant to Section 5.3(a), (ii) incurrence or issuance of any Indebtedness for which the Borrowers are required to make a mandatory repayment pursuant to Section 5.3(b) and (iii) receipt of any Extraordinary Receipt for which the Borrowers are required to make a mandatory repayment pursuant to Section 5.3(c);”
2.    Reaffirmation. Each of the Loan Parties hereby agrees that with respect to each Loan Document to which it is a party, after giving effect to this Amendment and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, are hereby confirmed and reaffirmed and shall, except as expressly set forth herein, remain unmodified and in full force and effect on a continuous basis. The Credit Agreement (as amended hereby) and each other Loan Document shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
Without limiting the generality of the foregoing, each Borrower and each Guarantor (collectively, the “Grantors” and each a “Grantor”) reaffirms its obligations as a grantor under the Security Agreement, including without limitation the grant pursuant to Section 1 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in (and the collateral assignment to the Administrative Agent for the benefit of the Secured Parties of) the property and property rights constituting Collateral (as defined in Section 1 of the Security Agreement) of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of such Grantor’s respective Secured Obligations (as defined in the Security Agreement),
Without limiting the generality of the foregoing, as collateral security for the payment, performance and satisfaction of such Grantor’s respective Secured Obligations (as defined in the Security Agreement as in effect on the date hereof), each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in (and collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties) all Collateral (as defined in the Security Agreement as in effect on the date hereof) of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located.
3.    Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement set forth herein are subject to the satisfaction of each of the following conditions (unless otherwise waived in writing by the Administrative Agent and the Lenders party to this Amendment):
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party to the extent that a Loan Party is a party thereto, each dated the effective date of this Amendment and each in form and substance satisfactory to the Administrative Agent and each of the Lenders party to this Amendment:
(i)    executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent and its counsel, each Lender party thereto and the Borrowing Agent, executed by the Loan Parties, the Administrative Agent, the Issuing Lender, and Lenders constituting Required Lenders; and

(ii)    executed counterparts of such other documents as the Administrative Agent may require.
(b)    Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date of this Amendment, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).
4.    Miscellaneous.
(a)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
(b)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Section 12.11 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
(c)    EACH LOAN PARTY A PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(d)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 3. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail or electronic format (i.e. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
(e)    This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns. This Amendment constitutes a Loan Document for purposes of the Credit Agreement.
[Remainder of page left blank intentionally; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONSTRUCTION PARTNERS, INC.,
as a Borrower and a Guarantor

By:	/s/ R. Alan Palmer
Name:	R. Alan Palmer
Title:	Executive Vice President and Chief Financial Officer

WIREGRASS CONSTRUCTION COMPANY, INC.,
as a Borrower and a Guarantor
FSC II, LLC,
as a Borrower and a Guarantor
C. W. ROBERTS CONTRACTING, INCORPORATED,
as a Borrower and a Guarantor
KING ASPHALT, INC.,
as a Borrower and a Guarantor
THE SCRUGGS COMPANY,
as a Borrower and a Guarantor

By:	/s/ R. Alan Palmer
Name:	R. Alan Palmer
Title:	Vice President

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Ryan Anthony
Name:	Ryan Anthony
Title:	Vice President

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender and the Issuing Lender

By:	/s/ Ryan Anthony
Name:	Ryan Anthony
Title:	Vice President

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Rick Macias
Name:	Rick Macias
Title:	Senior Vice President

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

REGIONS BANK, as a Lender

By:	/s/ David Gibert
Name:	David Gibert
Title:	Vice President

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

CITY NATIONAL BANK, as a Lender

By:	/s/ Edward E. Wooten
Name:	Edward E. Wooten
Title:	Senior Vice President

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David A. Ernst
Name:	David A. Ernst
Title:	Vice President

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

HANCOCK WHITNEY BANK, as a Lender

By:	/s/ Jennifer Pelham
Name:	Jennifer Pelham
Title:	Senior Vice President

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Suzannah Valdivia
Name:	Suzannah Valdivia
Title:	Senior Vice President

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

TD BANK, N.A., as a Lender

By:	/s/ Peter M. Echausse
Name:	Peter M. Echausse
Title:	Managing Director

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

CADENCE BANK, N.A., as a Lender

By:	/s/ Hoyt Elliott
Name:	Hoyt Elliott
Title:	Vice President

First Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page